UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23689

PUERTO RICO RESIDENTS BOND FUND I

(Exact name of registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Carla Teodoro, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end: September 30

Date of reporting period: October 1, 2025 – March 31, 2026

Item 1. Report to Shareholders.

(a)  The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Bond Fund I

March 31, 2026
Semi-Annual Report

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

LETTER TO UNITHOLDERS

April 30, 2026

Dear Unitholders:

Puerto Rico Residents Bond Fund I (the “Fund”) is pleased to present this Letter to Unitholders for the period beginning October 1, 2025, and ending March 31, 2026.

The Federal Reserve Board (the “Fed”) lowered interest rates a total of 0.75% during the last three meetings of calendar year 2025. It then left rates unchanged during the first two meetings of calendar 2026. In statement following the March 2026 meeting, the Fed used the word “uncertainty” twice, once to describe “the economic outlook” and a second time to describe “the implications for developments in the Middle East for the U.S. economy”. The federal funds rate closed the Fund’s fiscal period at 3.50% - 3.75%.

On February 20, 2026, the Supreme Court ruled that the tariffs imposed by the Trump Administration beginning in April 2025 were illegal. The President reacted by imposing a new 15% tariff using a different law. The impact of this ruling and the renewed efforts by the administration to continue to implement its tariff policy add uncertainty about the policy’s impact on the economy.

On February 28, 2026, the United States and Israel launched a military strike against Iran called “Operation Epic Fury”. Iran countered by attacking U.S. targets in neighboring Arab countries and closing the flow of oil through the Strait of Hormuz. The price of oil spiked above $100 a barrel, and the ten year-note increased from the yield lows that prevailed during February 2026.

Yields increased across the yield curve during the period and the yield curve flattened slightly by 0.02%, from 0.54% to 0.52%. The yield of the 2 -year note increased 0.19% during the period while the yield of the 10-year note increased 0.17%. The closing yields of the 2-year note and the 10-year note on March 31, 2026, were 3.80% and 4.32%, respectively.

On April 7, 2026, the U.S. and Iran agreed to a two week cease fire, including the opening of shipping through the Strait of Hormuz. The markets reacted positively to the news, the price of oil dropped below $100 and the yield of the 10-year note remained at 4.32%. Subsequently, the U.S. imposed a blockade of the straight which remains in effect. As of April 30, 2026, there has been no agreement, and the cease fire has been extended.

The markets are trading on daily updates of the status of ongoing negotiations between the U.S. and Iran. Volatility is high. Optimism about a settlement prevailed during the days following the blockade. On April 30, 2026, the price of oil remained above $100, and the yield of the 10-year note increased to 4.39%. The S&P 500 index, on the other hand, closed at a record high above 7,000. There is considerable uncertainty about the ultimate resolution of the conflict.

The Federal Reserve left the federal funds rate unchanged at its April 29 meeting. This should be Jerome Powell’s last meeting as Chairman. During a press conference after the meeting he announced he will remain on the Board after the new Chairman takes over in May 2026. There is uncertainty about the future of Fed policy driven by a combination of the change in leadership and the impact of the Iran conflict.

2	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

Uncertainty over the timing of Fed policy, the revised implementation of tariffs, the shape of the yield curve, and the resolution of the conflict in the Middle East continue to present a challenging environment for the management of the Fund. Notwithstanding, the investment adviser remains committed to seeking investment opportunities within allowed parameters while providing professional management services to the Fund for the benefit of its unitholders.

Sincerely,

/s/ Carlos Nido

Carlos Nido

Chairman of the Board of Directors

This letter is intended to assist unitholders in understanding how the Fund performed during the period ended March 31, 2026. The views and opinions in the letter were current as of April 30, 2026. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program

Semi-Annual Report | March 31, 2026	3

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. There is limited trading in Fund units, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of tax-exempt secured obligations (“TSOs”) pending registration under the 1933 Act.

FUND PERFORMANCE

The Fund’s performance for the period from October 1, 2025, to March 31, 2026, was 3.97% based on net asset value.

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a unitholder may have to pay on Fund distributions or any commissions payable on the sale of Fund units.

The following table provides summary data on the Fund’s dividends based on NAV as of March 31, 2026:

Dividend yield based on NAV	1.75%

NAV as of March 31, 2026	$3.29

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the period. The Fund’s dividend distribution of $853,344 included all of the Fund’s net investment income for the period plus approximately $48,000 net investment income from the prior period. The basis of the distributions is the Fund’s net investment income for tax purposes.

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Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

The table below reflects the breakdown of the Fund’s investment portfolio as of March 31, 2026. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Asset allocation (% of Total Portfolio)

Government Bonds	51.1%

Municipal Bonds	43.6%

Mortgage-backed Securities	5.3%

The largest Puerto Rico municipal bond holdings in the portfolio, representing 40.1%, are the new issue Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds. The newly exchanged bonds are secured by 45.9% of the pledged sales and use tax through 2058, which amounts to $552.9 million for period ended 2026 and a 4% increase each period, capping out at $992.5 million for the period ended 2041. The valuation of the COFINA bonds decreased during the period. Transfers to the trustee for the redemption of the bonds for period 2025 commenced on July 1, 2025. As of October 2025, 100% of the required deposits had been transferred to the Trustee.

The Fund owns several mortgage-backed securities (“MBS”) representing 5.3% of its portfolio. They include MBS issued and guaranteed by U.S. agencies, 4.9%, certain Puerto Rico tax-exempt notes collateralized with U.S. agency MBS 0.3% and a conventional mortgage loan participatoin certificate, 0.1%. The balance of the MBS decreased from the repayment of the underlying mortgages.

During the period, the Fund re-evaluated the valuation of an AFICA bond guaranteed by a letter of credit (“LOC”) from the Tourism Development Fund {“TDF”). The Fund purchased the bond when it was issued. TDF defaulted on the LOC in 2016. In 2022 the Funds received the collateral held by TDF as part of TDFs liquidation. The issuer, Palmas Athletic Club (“PAC”) filed for bankruptcy in August 2025. During the period PAC filed a restructuring plan with the bankruptcy court. The change to the valuation represented an increase of $0.07 in the NAV of the Fund. See Note 2 for additional information.

The Fund’s U.S. holdings are comprised of U.S. agencies and U.S. municipal bonds representing 51.1% and 1.1%, respectively of the portfolio. The valuation of the U.S. agencies and municipal bonds decreased during the period in response to higher interest rates.

The Fund received approximately $10.6 million in securities calls and MBS repayments during the period. The proceeds were used to repay leverage.

The Fund’s NAV increased $0.06 during the period from $3.23 at the beginning of the period to $3.29 at period-end.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of period-end. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Semi-Annual Report | March 31, 2026	5

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

Portfolio Composition (% of Total Portfolio)

US Government and Agency Obligations	51.1%

Municipal Bonds	43.6%

GNMA Bonds	3.7%

Fannie Mae Bonds	1.1%

Tax Exempt Notes	0.3%

Taxable Mortgage-backed Securities	0.1%

Freddie Mac Bonds	0.1%

Total	100.0%

Geographic Allocation (% of Total Portfolio)

Puerto Rico	47.8%

United States	52.2%

Total	100.0%

The following table shows the Fund’s security portfolio ratings as of March 31, 2026. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody’s Investors Service (Moody’s), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	Percent (% of Total Portfolio)

AA	57.1%

Below BBB	1.9%

Not Rated	41.0%

Total	100.0%

The “Not-Rated” category is mostly comprised of restructured COFINA bonds issued in 2019 and a minor position in a Puerto Rico Commonwealth General Obligation/Highway & Transportation Authority revenue bond. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of March 31, 2026, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisors. The views expressed herein are those of UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”) as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

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Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As a fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities, as needed, to maintain the required asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund’s net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund’s net income will be less than it would be without leverage.

To obtain leverage, the Fund may enter into collateralized reverse repurchase agreements with major institutions in the U.S. and/or may issue TSOs in the Puerto Rico market. Both, if applicable, are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

Semi-Annual Report | March 31, 2026	7

Puerto Rico Residents Bond Fund I	Portfolio Update

March 31, 2026 (Unaudited)

As of March 31, 2026, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	7,703,255

Leverage Ratio[1]	13.54%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the period. Fund leverage decreased by $10,900,466 during the period ended March 31, 2026.

[1]

Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

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Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (58.58%)
US Government and Agency Obligations (58.58%)
$23,040,000	Federal Home Loan Banks(a)	5.500%	07/15/36	$ 25,085,456
3,500,000	Federal Home Loan Banks(b)	5.870%	04/10/45	3,497,481

				28,582,937

Total Government Bonds (Cost $28,676,652)				28,582,937

Mortgage-Backed Securities (6.11%)
Fannie Mae Bonds (1.29%)(c)
420,556	Federal National Mortgage Association Pool 849999	5.000%	01/01/36	423,981
17,531	Federal National Mortgage Association Pool 445589	6.500%	12/01/28	18,226
5,413	Federal National Mortgage Association Pool 441414	7.000%	09/01/28	5,684
2,402	Federal National Mortgage Association Pool 445590	7.000%	12/01/28	2,523
12,851	Federal National Mortgage Association Pool 445598	7.000%	01/01/29	13,494
14,617	Federal National Mortgage Association Pool 488064	7.000%	03/01/29	15,349
53,865	Federal National Mortgage Association Pool 488057	7.000%	03/01/29	56,564
28,973	Federal National Mortgage Association Pool 488054	7.000%	03/01/29	30,424
18,381	Federal National Mortgage Association Pool 573429	7.000%	03/01/31	19,302
21,306	Federal National Mortgage Association Pool 483685	7.500%	12/01/28	21,523
11,278	Federal National Mortgage Association Pool 488060	7.500%	03/01/29	11,312
9,927	Federal National Mortgage Association Pool 504170	8.000%	09/01/29	10,033

				628,415

Freddie Mac Bonds (0.12%)(d)
37,394	Federal Home Loan Mortgage Corp. Pool A50498	6.000%	07/01/36	38,761
19,525	Federal Home Loan Mortgage Corp. Pool C32273	7.000%	10/01/29	20,525

				59,286

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	9

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
GNMA Bonds (4.22%)(e)
$200,768	Government National Mortgage Association Pool 528153	5.500%	04/15/34	$ 203,198
48,791	Government National Mortgage Association Pool 495082	6.000%	10/15/29	48,862
43,281	Government National Mortgage Association Pool 529775	6.500%	01/15/31	43,421
86,826	Government National Mortgage Association Pool 529937	6.500%	07/15/31	88,136
96,869	Government National Mortgage Association Pool 529936	6.500%	07/15/31	98,284
46,840	Government National Mortgage Association Pool 529933	6.500%	07/15/31	47,033
198,339	Government National Mortgage Association Pool 568320	6.500%	01/15/32	204,405
369,869	Government National Mortgage Association Pool 554086	6.500%	01/15/32	381,578
151,064	Government National Mortgage Association Pool 568337	6.500%	08/15/32	155,569
29,185	Government National Mortgage Association Pool 420135	7.000%	06/15/26	29,162
32,099	Government National Mortgage Association Pool 437566	7.000%	08/15/26	32,079
41,414	Government National Mortgage Association Pool 437598	7.000%	10/15/26	41,465
34,653	Government National Mortgage Association Pool 448422	7.000%	02/15/27	34,622
43,655	Government National Mortgage Association Pool 449304	7.000%	04/15/27	43,734
32,746	Government National Mortgage Association Pool 449306	7.000%	05/15/27	32,770
31,273	Government National Mortgage Association Pool 449320	7.000%	06/15/27	31,348
44,341	Government National Mortgage Association Pool 449307	7.000%	06/15/27	44,454
48,279	Government National Mortgage Association Pool 449322	7.000%	07/15/27	48,512
16,107	Government National Mortgage Association Pool 470956	7.000%	12/15/28	16,344

See Notes to Financial Statements.
10	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
$16,000	Government National Mortgage Association Pool 487379	7.000%	01/15/29	$ 16,464
3,362	Government National Mortgage Association Pool 494960	7.000%	01/15/29	3,363
16,810	Government National Mortgage Association Pool 494961	7.000%	01/15/29	16,999
8,805	Government National Mortgage Association Pool 494963	7.000%	02/15/29	9,059
23,190	Government National Mortgage Association Pool 487411	7.000%	02/15/29	23,586
21,353	Government National Mortgage Association Pool 487410	7.000%	02/15/29	21,705
15,983	Government National Mortgage Association Pool 494983	7.000%	02/15/29	16,451
2,861	Government National Mortgage Association Pool 494985	7.000%	02/15/29	2,869
10,060	Government National Mortgage Association Pool 494964	7.000%	02/15/29	10,355
13,722	Government National Mortgage Association Pool 487434	7.000%	03/15/29	14,126
14,652	Government National Mortgage Association Pool 494988	7.000%	03/15/29	14,784
31,637	Government National Mortgage Association Pool 494990	7.000%	03/15/29	31,917
12,132	Government National Mortgage Association Pool 494982	7.000%	03/15/29	12,477
12,227	Government National Mortgage Association Pool 495016	7.000%	04/15/29	12,503
10,300	Government National Mortgage Association Pool 495020	7.000%	04/15/29	10,527
20,586	Government National Mortgage Association Pool 487491	7.000%	05/15/29	21,090
28,720	Government National Mortgage Association Pool 487503	7.000%	05/15/29	29,058
20,733	Government National Mortgage Association Pool 487505	7.000%	05/15/29	20,940
33,579	Government National Mortgage Association Pool 437629	7.500%	01/15/27	33,616
34,719	Government National Mortgage Association Pool 437628	7.500%	02/15/27	34,794

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	11

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
$45,526	Government National Mortgage Association Pool 449324	7.500%	07/15/27	$ 45,771
11,558	Government National Mortgage Association Pool 470963	7.500%	10/15/28	11,783
19,926	Government National Mortgage Association Pool 494992	7.500%	02/15/29	20,282

				2,059,495

Tax Exempt Notes (0.31%)(f)
6,673	Community Endowment, Inc - collateralized by FN 536042	8.000%	09/01/30	6,961
2,866	Community Endowment, Inc - collateralized by FN 536024	8.500%	05/01/30	2,936
9,785	Community Endowment, Inc - collateralized by FN 536020	8.500%	05/01/30	10,014
13,655	Community Endowment, Inc - collateralized by GN 508624	7.000%	07/15/29	13,955
17,604	Community Endowment, Inc - collateralized by GN 508631	7.000%	07/15/29	17,990
14,617	Community Endowment, Inc - collateralized by GN 508630	7.000%	07/15/29	14,944
19,524	Community Endowment, Inc - collateralized by GN 487559	7.000%	07/15/29	19,920
7,862	Community Endowment, Inc - collateralized by GN 487557	7.000%	07/15/29	7,964
7,551	Community Endowment, Inc - collateralized by GN 514582	7.000%	08/15/29	7,743
16,371	Community Endowment, Inc - collateralized by GN 508642	7.000%	08/15/29	16,736
12,800	Community Endowment, Inc - collateralized by GN 514603	7.000%	09/15/29	13,080
19,799	Community Endowment, Inc - collateralized by GN 509243	7.500%	10/15/29	19,900

				152,143

Taxable Mortgage-Backed Securities (0.17%)
95,235	Doral Participation Certificate 2004, Series A(k),(i)	6.690%	12/01/31	82,864

Total Mortgage-Backed Securities (Cost $2,944,874)				2,982,203

See Notes to Financial Statements.
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Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Municipal Bonds (50.01%)
California (1.29%)
$530,000	State of California, General Obligation Unlimited	7.625%	03/01/40	$ 630,727

Puerto Rico (48.72%)
301,967	Puerto Rico Commonwealth General Obligations(b),(g),(l)	–	11/01/51	209,112
89,000	Puerto Rico Industrial Development Co., Revenue Bonds(b),(h)	7.000%	01/01/54	85,218
2,790,000	Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, Series A, Revenue Bonds(b),(h),(i),(j)	7.250%	12/20/30	1,045,134
7,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b),(g),(h)	0.000%	07/01/46	2,688,156
7,429,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b),(g),(h)	0.000%	07/01/51	1,894,655
3,702,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(h)	4.329%	07/01/40	3,648,350
717,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(h)	4.500%	07/01/34	716,987
110,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(h)	4.536%	07/01/53	98,298
363,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(h)	4.550%	07/01/40	361,583
2,672,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(h)	4.750%	07/01/53	2,488,135
3,013,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b),(h)	4.784%	07/01/58	2,781,897

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	13

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
$8,159,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b),(h)	5.000%	07/01/58	$ 7,756,330

				23,773,855

Total Municipal Bonds (Cost $26,490,590)				24,404,582

Total Investments (114.70%) (Cost $58,112,116)				$55,969,722

Liabilities in Excess of Other Assets (-14.70%)				(7,171,222)
NET ASSETS (100.00%)				$ 48,798,500

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements
(b)	Security may be called before its maturity date.
(c)

Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)

Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)

Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)

Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)

Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(i)

As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(j)	These bonds defaulted on their interest payments and/or principal and are not accruing interest income.
(k)

Certificates are collateralized by residential mortgage loans. They are subject to pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(l)	This is a non-interest bearing security. Distributions, if any, are paid once a year and are contigent on the collection of Rum Taxes as disclosed in the Puerto Rico Debt Restructuring Plan of 2021.

See Notes to Financial Statements.
14	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Schedule of Investments

March 31, 2026 (Unaudited)

Counterparty	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Collateral at Fair Value	Value
JP Morgan Chase & Co.(a)	Federal Home Loan Banks 5.500% due 7/15/2036	3.85%	3/19/2026	4/9/2026	$7,720,555	$8,002,522	$7,703,255

(a) Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	15

Puerto Rico Residents Bond Fund I	Statement of Assets and Liabilities

March 31, 2026 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $8,031,614)	$8,002,522
Other securities, at fair value (cost $50,080,502)	47,967,200

$55,969,722

Cash and cash equivalents	252,657
Interest receivable	651,688
Prepaid and other assets	22,970
Total Assets	$56,897,037

LIABILITIES:
Reverse repurchase agreements (cost $7,703,255)	$7,764,281
Dividends payable	142,185
Payable to Investment Adviser	12,253
Payable to fund accounting and administration	65,611
Payable to Transfer agency	7,951
Payable for Compliance fees	7,473
Payable to Directors	17,828
Payable for Custodian fees	4,783
Payable for Audit fees	48,487
Payable for Legal fees	11,163
Other payables	16,522
Total Liabilities	$8,098,537
Net Assets	$48,798,500

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 units authorized 14,841,872 issued and outstanding	$186,867,844
Accumulated deficit	(138,069,344)
Net Assets	$48,798,500

PRICING OF UNITS:
Net Assets	$48,798,500
Units of common stock outstanding (98,000,000 of units authorized, at $0.01 par value per unit)	14,841,872
Net asset value per unit	$3.29

See Notes to Financial Statements.
16	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statement of Operations

For the six months period ended March 31, 2026 (Unaudited)

INVESTMENT INCOME:
Interest	$1,467,236
Total Investment Income	1,467,236

EXPENSES:
Investment Adviser fee	94,382
Accounting and Administration fee	44,523
Compliance expense	5,750
Transfer agent expenses	5,998
Interest expense	333,153
Audit expenses	35,465
Legal expenses	70,818
Custodian fees	2,714
Director expenses	20,916
Printing expenses	5,952
Insurance fee	35,175
Other expenses	22,932
Total expenses before waiver	677,778
Less fees voluntarily waived by investment advisers	(15,730)
Total Expenses	662,048
Net Investment Income	805,188

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on:
Investments	2,801,702
Net realized gain/(loss)	2,801,702
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,869,318)
Net change in unrealized appreciation/(depreciation)	(1,869,318)
Net Realized and Unrealized Gain/(Loss) on Investments	932,384
Net Increase/(Decrease) in Net Assets from Operations	$1,737,572

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	17

Puerto Rico Residents Bond Fund I	Statements of Changes in Net Assets

	For the Six Months Period Ended March 31, 2026 (Unaudited)	For the Year Ended September 30, 2025
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$805,188	$1,710,549
Net realized gain/(loss) on investments	2,801,702	11,799
Net change in unrealized appreciation/(depreciation)	(1,869,318)	(1,977,308)
Net increase/(decrease) in net assets resulting from operations	1,737,572	(254,960)

DISTRIBUTIONS TO UNITHOLDERS:
Dividends	(853,344)	(1,638,468)
Net increase/(decrease) in net assets from dividends	(853,344)	(1,638,468)

CAPITAL UNIT TRANSACTIONS:
Reinvestment of dividends	4,852	10,244
Net increase/(decrease) in net assets from capital unit transactions	4,852	10,244

Net increase/(decrease) in net assets	889,080	(1,883,184)

NET ASSETS:
Beginning of period	47,909,420	49,792,604
End of period	$48,798,500	$47,909,420

See Notes to Financial Statements.
18	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Statement of Cash Flows

For the six months period ended March 31, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,737,572
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(115,000)
Proceeds from long-term calls and paydowns of portfolio securities	10,601,786
Amortization of premium and accretion of discount on investments, net	(36,030)
Net realized (gain)/loss on:
Investments	(2,801,702)
Net change in unrealized (appreciation)/depreciation on:
Investments	1,869,318
(Increase)/Decrease in assets:
Interest receivable	137,973
Prepaid and other assets	40,974
Increase/(Decrease) in liabilities:
Interest payable	(45,889)
Dividend payable	14
Payable to adviser	(1,421)
Payable to fund accounting and administration fees	40,780
Payable to transfer agency	3,998
Payable to directors	11,916
Payable for compliance fees	2,493
Payable for custodian fees	2,714
Payable for audit fees	(30,821)
Payable for legal fees	11,163
Other payables	(800)
Net cash provided by/(used in) operating activities	$11,429,038

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(85,956,534)
Securities sold under reverse repurchase agreements	75,117,094
Cash distributions paid to common unitholders- net of distributions reinvested	(848,492)
Net cash provided by/(used in) financing activities	$(11,687,932)

Net decrease in cash and cash equivalents	$(258,894)
Cash and cash equivalents, beginning of period	$511,551
Cash and cash equivalents, end of period	$252,657

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$391,640

NON-CASH ACTIVITIES:
Reinvestment of dividends	$4,852

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	19

Puerto Rico Residents Bond Fund I	Financial Highlights

	For the Six Months Period Ended March 31, 2026 (Unaudited)		For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Net asset value - beginning of period	$3.23		$3.36	$3.01	$3.05	$4.05	$4.14
Income/(loss) from investment operations:
Net investment income(a)	0.06		0.12	0.11	0.10	0.16	0.15
Net realized and unrealized gain/(loss)	0.06		(0.14)	0.35	(0.02)	1.00	(0.07)
Total income/(loss) from investment operations	0.12		(0.02)	0.46	0.08	0.84	0.08
Less distributions:
Dividends from net investment income	(0.06)		(0.11)	(0.11)	(0.12)	(0.16)	(0.17)
Total distributions	(0.06)		(0.11)	(0.11)	(0.12)	(0.16)	(0.17)
Net increase/(decrease) in net asset value	0.06		(0.13)	0.35	(0.04)	1.00	(0.09)
Net asset value - end of period	$3.29		$3.23	$3.36	$3.01	$3.05	$4.05
Market value per unit - end of period(b)	$2.07		$1.70	$1.75	$1.20	$1.38	$2.75

Total Return - Net Asset Value(c)	3.97%	(d)	(0.81%)	15.50%	2.41%	(24.36%)	3.22%
Supplemental Data:
Net assets, end of period (in thousands)	$48,799		$47,909	$49,793	$44,676	$45,248	$60,038
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	2.78%	(g)	3.01%	3.07%	2.94%	1.78%	1.73%
Ratio of net expenses to average net assets(f),(h)	2.72%	(g)	2.96%	2.63%	2.52%	1.31%	1.27%
Ratio of gross operating expenses to average net assets(i)	1.42%	(g)	1.46%	1.71%	1.92%	1.50%	1.66%
Interest and leverage related expenses to average net assets	1.36%	(g)	1.55%	1.36%	1.02%	0.28%	0.07%
Ratio of net investment income to average net assets(h)	3.31%	(g)	3.60%	3.41%	3.27%	4.44%	3.72%
Portfolio turnover rate	0.00%	(d)	1.83%	0.14%	7.90%	0.00%	0.00%

See Notes to Financial Statements.
20	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Financial Highlights

(a)

Based on weekly average outstanding common units of 14,841,197 for the period ended March 31, 2026, 14,838,587 for the year ended September 30, 2025, 14,835,718 for the year ended September 30, 2024, 14,832,586 for the year ended September 30, 2023, 14,827,841 for the year ended September 30, 2022 and 14,825,237 for the year ended September 30, 2021.

(b)

End of period market values are provided by UBS Financial Services Inc., a dealer of the Fund’s units and an affiliated party. The market values shown may reflect limited trading in units of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per unit net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.
(e)

Based on average net assets attributable to common units of $ 48,828,142 for the period ended March 31, 2026, $ 47,462,753 for the year ended September 30, 2025, $ 47,751,888 for the year ended September 30, 2024, $ 46,875,852 for the year ended September 30, 2023, $ 53,606,653 for the year ended September 30, 2022 and $ 61,244,835 for the year ended September 30, 2021.

(f)	Expenses include both operating and interest and leverage related expenses.
(g)	Annualized.
(h)

The effect of the expenses waived for the period ended March 31, 2026, for the year ended September 30, 2025, for the year ended September 30, 2024, for the year ended September 30, 2023, for the year ended September 30, 2022 and for the year ended September 30, 2021 , was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 0.06%, 0.06%, 0.44%, 0.42%, 0.47% and 0.46%, respectively.

(i)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2026	21

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Bond Fund I (the “Fund”) is a non-diversified closed-end management investment company. The Fund is an investment trust organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the 1940 Act as of May 21, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was created pursuant to an agreement and deed of trust entered into by and between Popular Securities, LLC and UBS Financial Services Inc. as settlers, and their affiliates, Banco Popular de Puerto Rico and UBS Trust Company of Puerto Rico, as trustees. Effective May 13, 2025, State Street Bank and Trust Company will serve as the Fund’s Administrator.

The Fund’s investment objective is to achieve a high level of tax-advantaged current income consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. There is limited trading in Fund units, which are not registered under the 1933 Act, and are only traded via private transactions. The Fund has suspended the issuance of TSOs pending registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)

Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At March 31, 2026, cash and cash equivalents consisted of a time deposit open account amounting to $252,657 with State Street Bank & Trust Company.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of the Investment Adviser

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

(refer to Note 3 for details on the investment advisory agreement), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the “Board”) in accordance with the valuation methods set forth in the governing documents and related policies and procedures. The Investment Adviser has been appointed by the Fund’s Board as the valuation designee pursuant to Rule 2a-5 of the 1940 Act. See Note 2 for further discussions regarding fair value disclosures.

(c)

Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a regulated investment company as defined in subtitle A, chapter 1, subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return.

FASB Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund’s tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the period ended March 31, 2026, the Fund did not incur any interest or penalties.

(d)

Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common unitholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Semi-Annual Report | March 31, 2026	23

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)

Dividends and Distributions to Unitholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its unitholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

(f)

Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)

Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by State Street Bank & Trust Co. (the “Custodian”), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

throughout the term of the note or until its first call date. There were no short- or medium-term notes outstanding for the period from October 1, 2025, to March 31, 2026.

(h)

Operating Segments – An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and asses its performance, and has discrete financial information available. The Asset Liability Committee (ALCO) of the Fund’s Investment Adviser acts as the Fund’s CODM. Since its commencement, the Fund operates and is managed as a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic portfolio allocation is pre-determined in accordance with the term of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team.

The financial information in the form of the Fund’s portfolio investments, geographic allocation, leverage, net investment income, total return, expense ratio and changes in net assets resulting from operations, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment is consistent with that presented within the Fund’s Financial Statements. The accounting policies of the Fund are consistent with those described in these Notes to Financial Statement. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.

(i)

Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value

Semi-Annual Report | March 31, 2026	25

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –

Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –

Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –

Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has designated the Investment Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to the Investment Adviser the responsibility for making fair value determinations with respect to portfolio holdings. The Investment Advisor has delegated to the Valuation Committee, comprised of voting members of the Investment Adviser, certain procedures

26	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Adviser, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments; and
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Taxable Mortgage-Backed Securies: Pricing for this security is obtained from an independent firm using models that calculate the present value of expected future cash flows. Those models incorporate estimates that market participants would use in determining fair value, including estimates of prepayment speeds, credit losses, and discount rates. These are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2. During the current period, the Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority (“AFICA”) bonds were classified as Level 3. The Valuation Committee determined that a discounted cash flow approach was the appropriate valuation technique, with fair value primarily based on the present value of the expected bankruptcy settlement cash flows to bondholders at a 10% rate.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Semi-Annual Report | March 31, 2026	27

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$28,582,937	$–	$28,582,937
Mortgage-Backed Securities	–	2,899,339	82,864	2,982,203
Municipal Bonds	–	23,359,448	1,045,134	24,404,582
Total	$–	$54,841,724	$1,127,998	$55,969,722

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of March 31, 2026:

Asset Type	Municipal Bonds	Total
Balance as of October 1, 2025	$93,914	$93,914
Accrued Discount/premium	–	–
Realized Gain/(Loss)	–	–
Change in Unrealized Appreciation/(Depreciation)	(1,744,866)	(1,744,866)
Purchases	2,790,000	2,790,000
Sales Proceeds	(11,050)	(11,050)

Balance as of March 31, 2026	$1,127,998	$1,127,998

Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2026	$(1,744,866)	$(1,744,866)

The table below provides additional information about the Level 3 fair value measurements as of March 31, 2026:

Investment Security	Fair Value	Valuation Technique	Unobservable Input(s)	Price
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority	$1,045,134	Discounted Cash Flow	Discount rate 10%	37.46
Doral Financial Participation Certificate 2004 Series A	82,864	Discounted Cash Flow	Constant prepayment rate 4.12%, Probability of default 12.29%, Loss severity 4.47%, Discount rate 13.63%	87.10

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with the Investment Adviser, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.375% of the Fund’s average weekly gross assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the investment advisory agreement. For the period ended March 31, 2026, the gross investment advisory fees amounted to $94,382. Total voluntarily waived fees amounted to $15,730 for a net fee of $78,652, of which $12,253 remains payable at period-end. There will be no recoupment of these voluntarily waived fees.

State Street Bank & Trust Company, together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the period ended March 31, 2026, the administrative fees and transfer agent fees amounted to $44,523 and $5,998, respectively, of which $65,611 and $7,951, respectively, remains payable at period-end.

State Street Bank & Trust Company has been retained to provide custody services to the Fund. For the period ended March 31, 2026, the custody fees amounted to $2,714 of which $4,783 remains payable at the period-end.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser and/or its affiliates. The six independent directors of the Fund’s Board each receive a stipend from the Fund of $1,000 for attendance at each regular Board meeting, $1,000 for attendance at each shareholder meeting and up to $1,000 for attendance at each special Board meeting. The independent directors do not receive retirement or other benefits as part of their compensation. Three of the independent directors of the Fund also serve on the Fund’s Audit Committee and receive a stipend from the Fund of $1,000 per Audit Committee meeting. For the period ended March 31, 2026, the compensation expense for the six independent directors of the Fund was $20,916, of which $17,828 remains payable at period-end.

While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the 1940 Act going forward will be done in compliance with the 1940 Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in respect thereof.

Semi-Annual Report | March 31, 2026	29

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

NOTE 4. CAPITAL UNIT TRANSACTIONS

Capital unit transactions for the period ended March 31, 2026, and for the year ended September 30, 2025, were as follows:

	For the Period Ended March 31, 2026	For the Year Ended September 30, 2025
Common units outstanding - beginning of period	14,840,393	14,837,203
Common units issued as reinvestment of dividends	1,479	3,190
Common units outstanding - end of period	14,841,872	14,840,393

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the period ended March 31, 2026, was $115,000.

Proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the period ended March 31, 2026, were $10,601,786. Reverse repurchase agreements entered into for the period ended March 31, 2026, were $75,117,094.

There were no affiliated transactions for the period from October 1, 2025, to March 31, 2026.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Weighted average interest rate at end of the period	3.85%
Maximum aggregate balance outstanding at any time during the period	$18,992,442
Average balance outstanding during the period	$13,477,696
Average interest rate during the period	4.15%

At March 31, 2026, interest rate on reverse repurchase agreements was 3.85% and the maturity was April 9, 2026. The interest rate on collateral was 5.50% and the maturity date was July 15, 2036. The outstanding agreements to repurchase as of period-end may be called by the counterparty before their maturity dates.

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

At March 31, 2026, investment securities with fair values amounting to $8,002,522 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $61,026 at March 31, 2026.

At March 31, 2026, the total value of reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due to Counterparty (not less than zero)
JP Morgan Chase & Co.	$7,703,255	$–	$7,703,255	$–

(a)	Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $7,703,255 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the fair value hierarchy. There are no long-term financial debt instruments outstanding at March 31, 2026.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund’s investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At March 31, 2026, the Fund had investments with an aggregate market value of $23,773,855 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at March 31, 2026, the Fund had an investment with a market value of $630,727, which was issued by one issuer located in the United States and is not guaranteed by the U.S. government.

Under normal circumstances the Fund invests, as market conditions permit, at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the

Semi-Annual Report | March 31, 2026	31

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent period, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding units of common stock or any units of its preferred stock (other than a dividend or other distribution payable in additional units of common stock) as well as any time the Fund repurchases any units of common stock, in each case after giving effect to such repurchase of units of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required levels. In such instances, the Fund will redeem Senior Securities as needed to maintain the required asset coverage.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes were as follows:

Cost of investments for tax purposes	$58,112,116
Gross appreciation	435,694
Gross depreciation	(2,578,088)
Net appreciation/(depreciation)	$(2,142,394)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Semi-Annual Report | March 31, 2026	33

Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth of Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be

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Puerto Rico Residents Bond Fund I	Notes to Financial Statements

March 31, 2026 (Unaudited)

specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss

NOTE 13. SUBSEQUENT EVENTS

On April 30, 2026, the Board of Directors declared an ordinary net investment income dividend of $0.00958 per common unit, totaling $142,237 which was paid on May 11, 2026, to common unitholders of record as of April 30, 2026.

The Fund has performed an evaluation of events occurring subsequent to March 31, 2026, through May 20, 2026, which is the date the semi-annual financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Semi-Annual Report | March 31, 2026	35

Puerto Rico Residents Bond Fund I	Other Information

March 31, 2026 (Unaudited)

Statement Regarding Availability of Quarterly Portfolio Schedule

Beginning October 31, 2025, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Adviser to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

36	(787) 764-1788 | www.ubs.com/prfunds

Puerto Rico Residents Bond Fund I, Inc.	Privacy Policy

March 31, 2026 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),

•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Semi-Annual Report | March 31, 2026	37

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue Tenth (10th) Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

State Street Bank & Trust Co.

One Congress St

Boston MA 02114

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Carlos J. Nido

Director and Chairman of the Board

Agustin Cabrer

Director

J. Gabriel Pagán Pedrero

Director

Luis M. Pellot

Director

Clotilde Pérez

Director

Jorge I. Vallejo

Director

Carlos V. Ubiñas

President

Jose Graú

Treasurer

Liana Loyola

Secretary

Mariela Torres

Chief Compliance Officer

Heydi Cuadrado

Assistant Treasurer and Vice President

María Vilaró

Vice President

Edward Ramos

Vice President

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)  Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable.

(b)  Not applicable.

Item 6. Investments.

(a)  The Schedule of Investments is included as part of the report to shareholders included under Item 1(a) of this Form N-CSR.

(b)  Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)  Not applicable.

(b)  Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Item applicable only to annual report on Form N-CSR.

(b)  Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no repurchases of common shares by Puerto Rico Residents Bond Fund I (the “Fund” or the “Registrant”) for the period covered by this Form N-CSR filing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)  The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Although it has not done so, the Fund may engage in securities lending, subject to procedures adopted by its Board of Trustees.

(b)  Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

(a)  Not applicable.

(b)  Not applicable.

Item 19. Exhibits.

(a)(1)	Item applicable only to annual report on Form N-CSR.

(a)(2)	Not applicable.

(a)(3)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications of the Fund’s principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS BOND FUND I

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
Principal Executive Officer

Date:	May 29, 2026

By:	/s/ Jose Grau
Jose Grau
Principal Financial Officer

Date:	May 29, 2026